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10.54 August 9, 2010, line of credit document with the Business Credit division of Wells Fargo Capital Finance, Patent and Trademark Security Agreement.

UNITED STATES PATENT AND TRADEMARK OFFICE

Facsimile Transmission

To:	Name:	TONKON TORP LLP
	Company:	888 SW FIFTH AVENUE
	Fax Number:	15039723873
	Voice Phone:	
From:	Name:	ASSIGNMENT SERVICES BRANCH
	Voice Phone:	571-272-3350

37 C.F.R. 1.6 sets forth the types of correspondence that can be communicated to the Patent and Trademark Office via facsimile transmissions. Applicants are advised to use the certificate of facsimile transmission procedures when submitting a reply to a non-final or final Office action by facsimile (37 CFR 1.8(a)).

Fax Notes:

Pg#	Description
1	Cover Page
2	114.TXT
4	Document 1, Batch 2133767

USPTO ASSIGNMENT SYSTEM PROCESSING

Date and time of transmission: Monday, August 09, 2010 5:11:24 PM
Number of pages including this cover sheet: 05

TO:TONKON TORP LLP COMPANY 888 SW FIFTH AVENUE

UNITED STATES PATENT AND TRADEMARK OFFICE

UNDER SECRETARY OF COMMERCE FOR INTELLECTUAL PROPERTY AND
DIRECTOR OF THE UNITED STATES PATENT AND TRADEMARK OFFICE

501255177A

AUGUST 06, 2010

PTAS

TONKON TORP LLP
888 SW FIFTH AVENUE
1600 PIONEER TOWER
PORTLAND, OR 97204

UNITED STATES PATENT AND TRADEMARK OFFICE
NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT DIVISION OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE MICROFILM COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE EMPLOYEE WHOSE NAME APPEARS ON THIS NOTICE AT 571-272-3350. PLEASE SEND REQUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT SERVICES BRANCH, P.O. BOX 1450, ALEXANDRIA, VA 22313.

RECORDATION DATE: 08/06/2010 REEL/FRAME: 024794/0569
NUMBER OF PAGES: 11

BRIEF: SECURITY AGREEMENT
DOCKET NUMBER: 30728-41

ASSIGNOR:
WAYTRONX, INC. DOC DATE: 07/28/2010

ASSIGNEE:
WELLS FARGO BANK, NATIONAL ASSOCIATION
1300 SW FIFTH AVENUE
14TH FLOOR
PORTLAND, OREGON 97201

SERIAL NUMBER: 11314400 FILING DATE: 12/20/2005
PATENT NUMBER: 7599626 ISSUE DATE: 10/06/2009
TITLE: COMMUNICATION SYSTEMS INCORPORATING CONTROL MESHES

SERIAL NUMBER: 11351252 FILING DATE: 02/10/2006
PATENT NUMBER: 7407306 ISSUE DATE: 08/05/2008
TITLE: AERODYNAMIC LIGHTED DISPLAY PANEL

024794/0569 PAGE 2

TONYA LEE, EXAMINER
ASSIGNMENT SERVICES BRANCH
PUBLIC RECORDS DIVISION

PATENT ASSIGNMENT

Electronic Version v1.1
Stylesheet Version v1.1

08/06/2010
501255177

SUBMISSION TYPE:	NEW ASSIGNMENT
NATURE OF CONVEYANCE:	SECURITY AGREEMENT

CONVEYING PARTY DATA

Name	Execution Date
Waytronx, Inc.	07/28/2010

RECEIVING PARTY DATA

Name:	Wells Fargo Bank, National Association
Street Address:	1300 SW Fifth Avenue
Internal Address:	14th Floor
City:	Portland
State/Country:	OREGON
Postal Code:	97201

PROPERTY NUMBERS Total: 2

Property Type	Number
Patent Number:	7599626
Patent Number:	7407306

CORRESPONDENCE DATA

Fax Number: (503)972-3873
Correspondence will be sent via US Mail when the fax attempt is unsuccessful.
Phone: 503-221-1440
Email: lisa.gabel@tonkon.com
Correspondent Name: Tonkon Torp LLP
Address Line 1: 888 SW Fifth Avenue
Address Line 2: 1600 Pioneer Tower
Address Line 4: Portland, OREGON 97204

ATTORNEY DOCKET NUMBER:	30728-41
NAME OF SUBMITTER:	Christopher D. Erickson

Total Attachments: 9
source=Security Agr Waytronx#page1.tif

source=Security Agr Waytronx#page2.tif
source=Security Agr Waytronx#page3.tif
source=Security Agr Waytronx#page4.tif
source=Security Agr Waytronx#page5.tif
source=Security Agr Waytronx#page6.tif
source=Security Agr Waytronx#page7.tif
source=Security Agr Waytronx#page8.tif
source=Security Agr Waytronx#page9.tif

UNITED STATES PATENT AND TRADEMARK OFFICE

Facsimile Transmission

To:	Name:	TONKON TORP LLP
	Company:	888 SW FIFTH AVENUE
	Fax Number:	15039723873
	Voice Phone:	
From:	Name:	ASSIGNMENT SERVICES BRANCH
	Voice Phone:	571-272-3350

37 C.F.R. 1.6 sets forth the types of correspondence that can be communicated to the Patent and Trademark Office via facsimile transmissions. Applicants are advised to use the certificate of facsimile transmission procedures when submitting a reply to a non-final or final Office action by facsimile (37 CFR 1.8(a)).

Fax Notes:

Pg#	Description
1	Cover Page
2	881.TXT
5	Document 1, Batch 2133716

USPTO ASSIGNMENT SYSTEM PROCESSING

Date and time of transmission: Monday, August 09, 2010 3:57:06 PM
Number of pages including this cover sheet: 06

UNITED STATES PATENT AND TRADEMARK OFFICE

UNDER SECRETARY OF COMMERCE FOR INTELLECTUAL PROPERTY AND
DIRECTOR OF THE UNITED STATES PATENT AND TRADEMARK OFFICE

500165795A

AUGUST 06, 2010

PTAS

TONKON TORP LLP
888 SW FIFTH AVENUE
1600 PIONEER TOWER
PORTLAND, OR 97204

UNITED STATES PATENT AND TRADEMARK OFFICE
NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT DIVISION OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE MICROFILM COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE EMPLOYEE WHOSE NAME APPEARS ON THIS NOTICE AT 571-272-3350. PLEASE SEND REQUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT SERVICES BRANCH, P.O. BOX 1450, ALEXANDRIA, VA 22313.

RECORDATION DATE: 08/06/2010

REEL/FRAME: 004255/0816
NUMBER OF PAGES: 11

BRIEF: SECURITY INTEREST
DOCKET NUMBER: 30728-41

ASSIGNOR:
WAYTRONX, INC.

DOC DATE: 07/28/2010
CITIZENSHIP: COLORADO
ENTITY: CORPORATION

ASSIGNEE:
WELLS FARGO BANK
1300 SW FIFTH AVENUE
14TH FLOOR
PORTLAND, OREGON 97201

CITIZENSHIP: UNITED STATES
ENTITY: NATIONAL ASSOCIATION

APPLICATION NUMBER: 85024040
REGISTRATION NUMBER:

FILING DATE: 04/27/2010
ISSUE DATE:

MARK: AMT
DRAWING TYPE: STYLIZED WORDS, LETTERS, OR NUMBERS

APPLICATION NUMBER: 85023984 FILING DATE: 04/27/2010
REGISTRATION NUMBER: ISSUE DATE:

MARK: AMT
DRAWING TYPE: WORDS, LETTERS, OR NUMBERS IN BLOCK FORM

APPLICATION NUMBER: 85023198 FILING DATE: 04/26/2010
REGISTRATION NUMBER: ISSUE DATE:

MARK: CUI INC
DRAWING TYPE: WORDS, LETTERS, OR NUMBERS AND DESIGN

APPLICATION NUMBER: 85024072 FILING DATE: 04/27/2010
REGISTRATION NUMBER: ISSUE DATE:

MARK: NOVUM
DRAWING TYPE: STYLIZED WORDS, LETTERS, OR NUMBERS

APPLICATION NUMBER: 85023915 FILING DATE: 04/27/2010
REGISTRATION NUMBER: ISSUE DATE:

MARK: NOVUM
DRAWING TYPE: WORDS, LETTERS, OR NUMBERS IN BLOCK FORM

APPLICATION NUMBER: 85024115 FILING DATE: 04/27/2010
REGISTRATION NUMBER: ISSUE DATE:

MARK: SIMPLE DIGITAL
DRAWING TYPE: STYLIZED WORDS, LETTERS, OR NUMBERS

APPLICATION NUMBER: 77210370 FILING DATE: 06/20/2007
REGISTRATION NUMBER: ISSUE DATE:

MARK: WAYCOOL
DRAWING TYPE: WORDS, LETTERS, OR NUMBERS AND DESIGN

APPLICATION NUMBER: 77403596 FILING DATE: 02/22/2008
REGISTRATION NUMBER: ISSUE DATE:

MARK: WAYCOOLANT
DRAWING TYPE: WORDS, LETTERS, OR NUMBERS IN BLOCK FORM

APPLICATION NUMBER: 77670208 FILING DATE: 02/13/2009
REGISTRATION NUMBER: ISSUE DATE:

MARK: WAYFAST
DRAWING TYPE: WORDS, LETTERS, OR NUMBERS IN BLOCK FORM

APPLICATION NUMBER: 77670179 FILING DATE: 02/13/2009
REGISTRATION NUMBER: ISSUE DATE:

MARK: WAYTRONX
DRAWING TYPE: WORDS, LETTERS, OR NUMBERS IN BLOCK FORM

004255/0816 PAGE 3

APPLICATION NUMBER: 77667207 FILING DATE: 02/10/2009
REGISTRATION NUMBER: 3682595 ISSUE DATE: 09/15/2009

MARK: CUI EUROPE
DRAWING TYPE: WORDS, LETTERS, OR NUMBERS AND DESIGN

APPLICATION NUMBER: 77667159 FILING DATE: 02/10/2009
REGISTRATION NUMBER: 3675961 ISSUE DATE: 09/01/2009

MARK: CUI INC
DRAWING TYPE: WORDS, LETTERS, OR NUMBERS IN BLOCK FORM

APPLICATION NUMBER: 77667238 FILING DATE: 02/10/2009
REGISTRATION NUMBER: 3721236 ISSUE DATE: 12/08/2009

MARK: V-INFINITY
DRAWING TYPE: WORDS, LETTERS, OR NUMBERS AND DESIGN

SHAREILL COLES, EXAMINER
ASSIGNMENT SERVICES BRANCH
PUBLIC RECORDS DIVISION

TRADEMARK ASSIGNMENT

Electronic Version v1.1
Stylesheet Version v1.1

08/06/2010
900168796

SUBMISSION TYPE:	NEW ASSIGNMENT
NATURE OF CONVEYANCE:	SECURITY INTEREST

CONVEYING PARTY DATA

Name	Formerly	Execution Date	Entity Type
Waytronx, Inc.		07/28/2010	CORPORATION: COLORADO

RECEIVING PARTY DATA

Name:	Wells Fargo Bank
Street Address:	1300 SW Fifth Avenue
Internal Address:	14th Floor
City:	Portland
State/Country:	OREGON
Postal Code:	97201
Entity Type:	National Association: UNITED STATES

PROPERTY NUMBERS Total: 13

Property Type	Number	Word Mark
Registration Number:	3682595	CUI EUROPE
Registration Number:	3675961	CUI INC
Registration Number:	3721236	V-INFINITY
Serial Number:	85024040	AMT
Serial Number:	85023984	AMT
Serial Number:	85023198	CUI INC
Serial Number:	85024072	NOVUM
Serial Number:	85023915	NOVUM
Serial Number:	85024115	SIMPLE DIGITAL
Serial Number:	77210370	WAYCOOL
Serial Number:	77403596	WAYCOOLANT
Serial Number:	77670208	WAYFAST
Serial Number:	77670179	WAYTRONX

OP $340.00 3682595

CORRESPONDENCE DATA

Fax Number:	(503)972-3873
Correspondence will be sent via US Mail when the fax attempt is unsuccessful.	
Phone:	503-221-1440
Email:	lisa.gabel@tonkon.com
Correspondent Name:	Tonkon Torp LLP
Address Line 1:	888 SW Fifth Avenue
Address Line 2:	1600 Pioneer Tower
Address Line 4:	Portland, OREGON 97204

ATTORNEY DOCKET NUMBER:	30728-41
NAME OF SUBMITTER:	Christopher D. Erickson
Signature:	/Christopher D. Erickson/
Date:	08/06/2010

Total Attachments: 9
source=Security Agr Waytronx#page1.tif
source=Security Agr Waytronx#page2.tif
source=Security Agr Waytronx#page3.tif
source=Security Agr Waytronx#page4.tif
source=Security Agr Waytronx#page5.tif
source=Security Agr Waytronx#page6.tif
source=Security Agr Waytronx#page7.tif
source=Security Agr Waytronx#page8.tif
source=Security Agr Waytronx#page9.tif

PATENT AND TRADEMARK SECURITY AGREEMENT

This Patent and Trademark Security Agreement (the "Agreement"), dated as of 28 JUL 2010, is made by and between Waytronx, Inc. a Colorado corporation having a business location at the address set forth below next to its signature (the "Debtor"), and Wells Fargo Bank, National Association ("Wells Fargo"), and having a business location at the address set forth below next to its signature.

Recitals

A. Company and Wells Fargo are parties to a Credit and Security Agreement (as amended, supplemented or restated from time to time, the "Credit Agreement") dated the same date as this Agreement, setting forth the terms on which Wells Fargo may now or hereafter extend credit to or for the account of Company.

B. As a condition to extending credit to or for the account of Company, Wells Fargo has required the execution and delivery of this Agreement by Company.

ACCORDINGLY, in consideration of the mutual covenants contained in the Loan Documents and herein, the parties hereby agree as follows:

1. Definitions. All terms defined in the Recitals hereto or in the Credit Agreement that are not otherwise defined herein shall have the meanings given to them in the Credit Agreement. In addition, the following terms have the meanings set forth below:

"Patents" means all of Company's right, title and interest in and to patents or applications for patents, fees or royalties with respect to each, and including without limitation the right to sue for past infringement and damages therefor, and licenses thereunder, all as presently existing or hereafter arising or acquired, including without limitation the patents listed on Exhibit A.

"Security Interest" has the meaning given in Section 2.

"Trademarks" means all of Company's right, title and interest in and to: (i) trademarks, service marks, collective membership marks, registrations and applications for registration for each, and the respective goodwill associated with each, (ii) licenses, fees or royalties with respect to each, (iii) the right to sue for past, present and future infringement, dilution and damages therefor, and (iv) licenses thereunder, all as presently existing or hereafter arising or acquired, including, without limitation, the marks listed on Exhibit B.

2. Security Interest. Company hereby irrevocably pledges and assigns to, and grants Wells Fargo a security interest (the "Security Interest") with power of sale to the extent permitted by law, in the Patents and in the Trademarks to secure payment of the Indebtedness. As set forth in the Credit Agreement, the Security Interest is coupled with a

security interest in substantially all of the personal property of Company. This Agreement grants only the Security Interest herein described, is not intended to and does not affect any present transfer of title of any trademark registration or application and makes no assignment and grants no right to assign or perform any other action with respect to any intent to use trademark application, unless such action is permitted under 15 U.S.C. § 1060.

3. Representations, Warranties and Agreements. Company represents, warrants and agrees as follows:

(a) **Existence; Authority.** Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and this Agreement has been duly and validly authorized by all necessary corporate action on the part of Company.

(b) **Patents.** Exhibit A accurately lists all Patents owned or controlled by Company as of the date hereof, or to which Company has a right as of the date hereof to have assigned to it, and accurately reflects the existence and status of applications and letters patent pertaining to the Patents as of the date hereof. If after the date hereof, Company owns, controls or has a right to have assigned to it any Patents not listed on Exhibit A, or if Exhibit A ceases to accurately reflect the existence and status of applications and letters patent pertaining to the Patents, then Company shall within 60 days provide written notice to Wells Fargo with a replacement Exhibit A, which upon acceptance by Wells Fargo shall become part of this Agreement.

(c) **Trademarks.** Exhibit B accurately lists all Trademarks owned or controlled by Company as of the date hereof and accurately reflects the existence and status of Trademarks and all applications and registrations pertaining thereto as of the date hereof; provided, however, that Exhibit B need not list common law marks (i.e., Trademarks for which there are no applications or registrations) which are not material to Company's or any Affiliate's business(es). If after the date hereof, Company owns or controls any Trademarks not listed on Exhibit B (other than common law marks which are not material to Company's or any Affiliate's business(es)), or if Exhibit B ceases to accurately reflect the existence and status of applications and registrations pertaining to the Trademarks, then Company shall promptly provide written notice to Wells Fargo with a replacement Exhibit B, which upon acceptance by Wells Fargo shall become part of this Agreement.

(d) **Affiliates.** As of the date hereof, no Affiliate owns, controls, or has a right to have assigned to it any items that would, if such item were owned by Company, constitute Patents or Trademarks. If after the date hereof any Affiliate owns, controls, or has a right to have assigned to it any such items, then Company shall promptly either: (i) cause such Affiliate to assign all of its rights in such item(s) to Company; or (ii) notify Wells Fargo of such item(s) and cause such Affiliate to

execute and deliver to Wells Fargo a patent and trademark security agreement substantially in the form of this Agreement.

(e) **Title.** Company has absolute title to each Patent and each Trademark listed on Exhibits A and B, free and clear of all Liens except Permitted Liens. Company (i) will have, at the time Company acquires any rights in Patents or Trademarks hereafter arising, absolute title to each such Patent or Trademark free and clear of all Liens except Permitted Liens, and (ii) will keep all Patents and Trademarks free and clear of all Liens except Permitted Liens.

(f) **No Sale.** Except as permitted in the Credit Agreement, Company will not assign, transfer, encumber or otherwise dispose of the Patents or Trademarks, or any interest therein, without Wells Fargo's prior written consent.

(g) **Defense.** Company will at its own expense and using commercially reasonable efforts, protect and defend the Patents and Trademarks against all claims or demands of all Persons other than those holding Permitted Liens.

(h) **Maintenance.** Company will at its own expense maintain the Patents and the Trademarks to the extent reasonably advisable in its business including, but not limited to, filing all applications to obtain letters patent or trademark registrations and all affidavits, maintenance fees, annuities, and renewals possible with respect to letters patent, trademark registrations and applications therefor. Company covenants that it will not abandon nor fail to pay any maintenance fee or annuity due and payable on any Patent or Trademark, nor fail to file any required affidavit or renewal in support thereof, without first providing Wells Fargo: (i) sufficient written notice, of at least 30 days, to allow Wells Fargo to timely pay any such maintenance fees or annuities which may become due on any Patents or Trademarks, or to file any affidavit or renewal with respect thereto, and (ii) a separate written power of attorney or other authorization to pay such maintenance fees or annuities, or to file such affidavit or renewal, should such be necessary or desirable.

(i) **Wells Fargo's Right to Take Action**. If Company fails to perform or observe any of its covenants or agreements set forth in this Section 3, and if such failure continues for a period of ten (10) calendar days after Wells Fargo gives Company written notice thereof (or, in the case of the agreements contained in subsection (h), immediately upon the occurrence of such failure, without notice or lapse of time), or if Company notifies Wells Fargo that it intends to abandon a Patent or Trademark, Wells Fargo may (but need not) perform or observe such covenant or agreement or take steps to prevent such intended abandonment on behalf and in the name, place and stead of Company (or, at Wells Fargo's option, in Wells Fargo's own name) and may (but need not) take any and all other actions which Wells Fargo may reasonably deem necessary to cure or correct such failure or prevent such intended abandonment.

(j) **Costs and Expenses.** Except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, Company shall pay Wells Fargo on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Wells Fargo in connection with or as a result of Wells Fargo's taking action under subsection (i) or exercising its rights under Section 6, together with interest thereon from the date expended or incurred by Wells Fargo at the Default Rate.

(k) **Power of Attorney.** To facilitate Wells Fargo's taking action under subsection (i) and exercising its rights under Section 6, Company hereby irrevocably appoints (which appointment is coupled with an interest) Wells Fargo, or its delegate, as the attorney-in-fact of Company with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of Company, any and all instruments, documents, applications, financing statements, and other agreements and writings required to be obtained, executed, delivered or endorsed by Company under this Section 3, or, necessary for Wells Fargo, after an Event of Default, to enforce or use the Patents or Trademarks or to grant or issue any exclusive or non-exclusive license under the Patents or Trademarks to any third party, or to sell, assign, transfer, pledge, encumber or otherwise transfer title in or dispose of the Patents or Trademarks to any third party. Company hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted herein shall terminate upon the termination of the Credit Agreement as provided therein and the payment and performance of all Indebtedness.

4. Debtor's Use of the Patents and Trademarks. Company shall be permitted to control and manage the Patents and Trademarks, including the right to exclude others from making, using or selling items covered by the Patents and Trademarks and any licenses thereunder, in the same manner and with the same effect as if this Agreement had not been entered into, so long as no Event of Default occurs and remains uncured.

5. Events of Default. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"): (a) an Event of Default, as defined in the Credit Agreement, shall occur; or (b) Company shall fail promptly to observe or perform any covenant or agreement herein binding on it; or (c) any of the representations or warranties contained in Section 3 shall prove to have been incorrect in any material respect when made.

6. Remedies. Upon the occurrence of an Event of Default and at any time thereafter, Wells Fargo may, at its option, take any or all of the following actions:

(a) Wells Fargo may exercise any or all remedies available under the Credit Agreement.

(b) Wells Fargo may sell, assign, transfer, pledge, encumber or otherwise dispose of the Patents and Trademarks.

(c) Wells Fargo may enforce the Patents and Trademarks and any licenses thereunder, and if Wells Fargo shall commence any suit for such enforcement, Company shall, at the request of Wells Fargo, do any and all lawful acts and execute any and all proper documents required by Wells Fargo in aid of such enforcement.

7. Miscellaneous. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by Wells Fargo. A waiver signed by Wells Fargo shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of Wells Fargo's rights or remedies. All rights and remedies of Wells Fargo shall be cumulative and may be exercised singularly or concurrently, at Wells Fargo's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to Debtor under this Agreement shall be given in the manner and with the effect provided in the Credit Agreement. Wells Fargo shall not be obligated to preserve any rights Company may have against prior parties, to realize on the Patents and Trademarks at all or in any particular manner or order, or to apply any cash proceeds of Patents and Trademarks in any particular order of application. This Agreement shall be binding upon and inure to the benefit of Company and Wells Fargo and their respective participants, successors and assigns and shall take effect when signed by Company and delivered to Wells Fargo, and Company waives notice of Wells Fargo's acceptance hereof. Wells Fargo may execute this Agreement if appropriate for the purpose of filing, but the failure of Wells Fargo to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement. A carbon, photographic or other reproduction of this Agreement or of any financing statement signed by Company shall have the same force and effect as the original for all purposes of a financing statement. This Agreement shall be governed by the internal law of Oregon without regard to conflicts of law provisions. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Indebtedness.

THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

IN WITNESS WHEREOF, the parties have executed this Patent and Trademark Security Agreement as of the date written above.

Waytronx, Inc.
20050 SW 112th Avenue
Tualatin, OR 97062
Attn: William Clough

WAYTRONX, INC.

By ______________________
Name: William Clough
Title: CEO

Wells Fargo Bank, National Association
MAC P6101-144
14th Floor
1300 S.W. Fifth Avenue
Portland, OR 97201
Attn: Kevin M. Cox

WELLS FARGO BANK, NATIONAL ASSOCIATION

By ______________________
Name: Kevin M. Cox
Title: Vice President

STATE OF California)
) ss.
COUNTY OF Sacramento)

The foregoing instrument was acknowledged before me this 29 day of July, 2010, by ____________, the President of ____________, a ____________ corporation, on behalf of the corporation.

See Attached

____
Notary Public

STATE OF ____________)
) ss.
COUNTY OF ____________)

The foregoing instrument was acknowledged before me this 30 day of July, 2010, by Kevin M. Cox, a Vice President of Wells Fargo Bank, National Association, on behalf of the national association.

OFFICIAL SEAL
ELIZABETH P BOSS
NOTARY PUBLIC - OREGON
COMMISSION NO. 412972
MY COMMISSION EXPIRES DECEMBER 28, 2010

____
Notary Public

CALIFORNIA ALL-PURPOSE CERTIFICATE OF ACKNOWLEDGMENT

State of California

County of Sacramento

On July 29, 2010 before me, Tangier M. Johnson Notary Public
(Here insert name and title of the officer)

personally appeared William Clough,

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

[signature]
Signature of Notary Public

TANGIER M. JOHNSON
Commission # 1695499
Notary Public - California
Sacramento County
My Comm. Expires Oct 10, 2010

(Notary Seal)

ADDITIONAL OPTIONAL INFORMATION

DESCRIPTION OF THE ATTACHED DOCUMENT

____
(Title or description of attached document)

____
(Title or description of attached document continued)

Number of Pages ____ Document Date ________

____
(Additional information)

CAPACITY CLAIMED BY THE SIGNER

- ☐ Individual (s)
- ☐ Corporate Officer

____
(Title)

- ☐ Partner(s)
- ☐ Attorney-in-Fact
- ☐ Trustee(s)
- ☐ Other ______________________

INSTRUCTIONS FOR COMPLETING THIS FORM

Any acknowledgment completed in California must contain verbiage exactly as appears above in the notary section or a separate acknowledgment form must be properly completed and attached to that document. The only exception is if a document is to be recorded outside of California. In such instances, any alternative acknowledgment verbiage as may be printed on such a document so long as the verbiage does not require the notary to do something that is illegal for a notary in California (i.e. certifying the authorized capacity of the signer). Please check the document carefully for proper notarial wording and attach this form if required.

- State and County information must be the State and County where the document signer(s) personally appeared before the notary public for acknowledgment.
- Date of notarization must be the date that the signer(s) personally appeared which must also be the same date the acknowledgment is completed.
- The notary public must print his or her name as it appears within his or her commission followed by a comma and then your title (notary public).
- Print the name(s) of document signer(s) who personally appear at the time of notarization.
- Indicate the correct singular or plural forms by crossing off incorrect forms (i.e. ~~he/she/they,~~ is /~~are~~) or circling the correct forms. Failure to correctly indicate this information may lead to rejection of document recording.
- The notary seal impression must be clear and photographically reproducible. Impression must not cover text or lines. If seal impression smudges, re-seal if a sufficient area permits, otherwise complete a different acknowledgment form.
- Signature of the notary public must match the signature on file with the office of the county clerk.
  - ❖ Additional information is not required but could help to ensure this acknowledgment is not misused or attached to a different document.
  - ❖ Indicate title or type of attached document, number of pages and date.
  - ❖ Indicate the capacity claimed by the signer. If the claimed capacity is a corporate officer, indicate the title (i.e. CEO, CFO, Secretary).
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EXHIBIT A

UNITED STATES ISSUED PATENTS

Title	Patent Number	Issue Date
Communication systems incorporating control meshes	7,599,626	October 6, 2009
Aerodynamic lighted display panel	7,407,306	August 5, 2008

UNITED STATES PATENT APPLICATIONS

Title	Serial Number	Filing Date

None

FOREIGN ISSUED PATENTS

Title	Country	Patent Number	Issue Date

None

EXHIBIT B

UNITED STATES ISSUED TRADEMARKS AND SERVICE MARKS

REGISTRATIONS

Mark	Registration Number	Registration Date
CUI EUROPE	3682595	September 15, 2009
CUI INC	3675961	September 1, 2009
V-INFINITY & Design	3721236	December 8, 2009

APPLICATIONS

Mark	Application Number	Filing Date
AMT	85024040	April 27, 2010
AMT	85023984	April 27, 2010
CUI INC	85023198	April 27, 2010
NOVUM	85024072	April 27, 2010
NOVUM	85023915	April 27, 2010
SIMPLE DIGITAL	85024115	April 27, 2010
WAYCOOL	77210370	June 20, 2007
WAYCOOLANT	77403596	February 22, 2008
WAYFAST	77670208	February 13, 2009
WAYTRONX	77670179	February 13, 2009

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